Exhibit 10.15(c)

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

SECOND AMENDMENT TO

LICENSE AGREEMENT

This Second Amendment (this “Second Amendment”), is effective as of March 19, 2019 (the “Second Amendment Effective Date”), by and between The President an Fellows of Harvard University (“Harvard”), and Sana Biotechnology, Inc., a corporation organized and existing under the laws of the State of Delaware (“Licensee”) (together with Harvard, the “Parties” and each individually a “Party”), and amends that certain License Agreement, dated as of 19th day of March, 2019, as amended by that certain Amendment to License Agreement dated as of June 10, 2019, by and between Harvard and Licensee (the “Agreement”). Capitalized terms used but not defined herein have the respective meanings assigned to them in the Agreement.

RECITALS

WHEREAS, the Parties have discovered an ambiguity in the language of the Agreement that allows the Agreement to be interpreted in a manner contrary to the Parties’ intentions and wish to resolve such ambiguity so as to conform to their mutual understanding and intent.

NOW THEREFORE, the Parties agree as follows:

1.	Amendments to Exhibit 4.7.

(a) Section 2 (Success Payments) of Exhibit 4.7 is hereby amended so as to add the following to the end of such Section:

“For clarity and notwithstanding anything to the contrary in this Agreement, each of the Success Payments set forth in the table in this Section 2 of Exhibit 4.7 may become payable only once, and accordingly, the maximum aggregate amount of Success Payments that can become payable under this Agreement is [***].”

(b) Section 1.7 (definition of “Success Payment Period”) of Exhibit 4.7 is hereby amended to (i) delete the word “and” at the end of Section 1.7.3, (ii) add the word “and” at the end of Section 1.7.4, and (iii) add the following as a new Section 1.7.5:

“1.7.5 one-time payment by Licensee of each of the Success Payments set forth in the table in Section 2 of Exhibit 4.7.”

2.	Miscellaneous.

(a) Choice of Law. This Amendment shall be governed by the laws of the Commonwealth of Massachusetts, without regard to conflict of law principles.

(b) Entire Agreement. On and after the Second Amendment Effective Date, each reference in the Agreement to “this Agreement,” hereunder,” “herein,” “hereof” or words of like import referring to the Agreement will mean and be a reference to the Agreement as amendment by this Second Amendment will constitute the sole and entire agreement of the Parties with respect to the subject matter hereof, and supersede all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

(c) Representations and Warranties. Each Party hereby represents and warrants to the other Party that: (i) it has the full right, power and authority to enter into this Second Amendment and to perform its obligations hereunder and under the Agreement as amended by this Second Amendment; (ii) the execution of this Second Amendment by the individual whose signature is set forth at the end of this Second Amendment on behalf of such Party, and the delivery of this Second Amendment by such Party, have been duly authorized by all necessary action on the part of such Party; and (iii) this Second Amendment has been executed and delivered by such Party and (assuming due authorization, execution and delivery by the other Party hereto) constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.

(d) Limited Effect. Except as modified by this Second Amendment, all other terms and conditions of the Agreement remain in full force and effect.

(e) Counterparts. This Second Amendment may be executed in counterparts and signatures may be delivered via facsimile or in electronic form (such as PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com), each of which may be executed by less than all parties, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Amendment as of the Amendment Effective Date.

HARVARD:
PRESIDENT AND FELLOWS OF HARVARD COLLEGE

By:	/s/ Isaac T. Kohlberg
Name: Isaac T. Kohlberg
Title:	Senior Associate Provost
Chief Technology Development Officer
Office of Technology Development Harvard University
Date:	December 15, 2020

LICENSEE:
SANA BIOTECHNOLOGY, INC.

By:	/s/ Nathan Hardy
Name: Nathan Hardy
Title:	Chief Financial Officer
Date:	December 15, 2020